FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of May 18, 1999


                                      Among

                         BOOTH CREEK SKI HOLDINGS, INC.
                        BOOTH CREEK SKI ACQUISITION CORP.
                              TRIMONT LAND COMPANY
                              SIERRA-AT-TAHOE, INC.
                               BEAR MOUNTAIN, INC.
                       WATERVILLE VALLEY SKI RESORT, INC.
                         MOUNT CRANMORE SKI RESORT, INC.
                                 SKI LIFTS, INC.
                           GRAND TARGHEE INCORPORATED
                               LMRC HOLDING CORP.
                      LOON MOUNTAIN RECREATION CORPORATION
                                LOON REALTY CORP.
                                  the Borrowers

                                       and

                                BANKBOSTON, N.A.,
                                   the Lender

                                       and

                                BANKBOSTON, N.A.,
                                    the Agent









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            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT



         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of the 18th day of May, 1999 by and among BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "Northstar-at-Tahoe"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), BEAR MOUNTAIN, INC., a Delaware corporation (together with its successors and assigns, "Bear Mountain"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), GRAND TARGHEE INCORPORATED, a Delaware corporation (together with its successors and assigns, "Grand Targhee"), LMRC HOLDING CORP., a Delaware corporation (together with its successors and assigns, "LMRC Holding"), LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation (together with its successors and assigns, "Loon"); LOON REALTY CORP., a New Hampshire corporation (together with its successors and assigns, "Loon Realty," and together with BCS Holdings, BCS Acquisition, Northstar-at-Tahoe, Sierra-at-Tahoe, Bear Mountain, Waterville, Cranmore, Ski Lifts, Grand Targhee, LMRC Holding and Loon, the "Borrowers", and each a "Borrower"), BANKBOSTON, N.A., a national banking association (together with its successors and assigns, "BKB"), and BKB, as agent (the "Agent") for itself and the other Lenders, hereby agree as follows:


                                    Recitals

         The Borrowers, BKB, as sole Lender, and the Agent are parties to an Amended and Restated Credit Agreement dated as of October 30, 1998 (as amended, the "Credit Agreement") and desire to amend the Credit Agreement in various respects. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         NOW, THEREFORE, the Borrowers, BKB and the Agent hereby agree as follows:

         Section 1. Definitions. Section 1.2 of the Credit Agreement is hereby amended by deleting the definition of "Final Maturity Date" in its entirety and substituting therefor the following:

                  "Final Maturity Date" means March 31, 2002.

         Section 2. Amendment of Covenants. (a) Section 2.2.1 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

                  "Subject to all of the terms and conditions of this Credit Agreement and so long as no Default exists, the Agent will issue for the account of any Borrower one or more irrevocable standby or documentary letters of credit (the "Letters of Credit") up to a Maximum Exposure Under Letters of Credit of $5,000,000."

                  (b) Section 3.3.3 of the Credit Agreement is hereby amended by adding the following proviso at the end of the first sentence thereof:

                  ; provided, however, that with respect to documentary Letters of Credit the Borrowers and the Lenders may from time to time agree to a lesser fee reflecting the Lenders' general rate structure for documentiary letters of credit.

         Section 3. Representations and Warranties; No Default. The Borrowers hereby confirm to the Agent and BKB, the representations and warranties of the Borrowers set forth in Section 8 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrowers hereby certify that no Default exists under the Credit Agreement.

         Section 4. Miscellaneous. The Borrowers agree, jointly and severally, to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this First Amendment to Amended and Restated Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. This First Amendment to Amended and Restated Credit Agreement shall be a Credit Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                                  [End of Page]


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         IN WITNESS WHEREOF,  the Borrowers,  BKB and the Agent have caused this
First Amendment to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                            BOOTH CREEK SKI HOLDINGS, INC.
                                            BOOTH CREEK SKI ACQUISITION CORP.
                                            TRIMONT LAND COMPANY
                                            SIERRA-AT-TAHOE, INC.
                                            BEAR MOUNTAIN, INC.
                                            WATERVILLE VALLEY SKI RESORT, INC.
                                            MOUNT CRANMORE SKI RESORT, INC.
                                            SKI LIFTS, INC.
                                            GRAND TARGHEE INCORPORATED
                                            LMRC HOLDING CORP.
                                            LOON MOUNTAIN RECREATION CORPORATION
                                            LOON REALTY CORP.


                                            By:  /s/ Elizabeth J. Cole
                                                 -------------------------------
                                                 Name: Elizabeth J. Cole
                                                 Title: Executive Vice President


                                            BANKBOSTON, N.A.


                                            By:  /s/ Carlton F. Williams
                                                 -------------------------------
                                                 Name: Carlton F. Williams
                                                 Title: Director


                                            BANKBOSTON, N.A., as Agent


                                            By:  /s/ Carlton F. Williams
                                                 -------------------------------
                                                 Name: Carlton F. Williams
                                                 Title: Director